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                       ASSIGNMENT AND ASSUMPTION OF LEASE
                       ----------------------------------

         ASSIGNMENT AND ASSUMPTION OF LEASE, made as of the __ day of April __, 1997 (this "Agreement"), by and between American Golf Corporation, a California corporation having an address at 2951 28th Street, Santa Monica, California 90405 ("Assignor"), and SAN BRUNO FAMILY GOLF CENTERS, INC., a Delaware corporation having an address at 225 Broadhollow Road, Suite 106E, Melville, New York 11747 ("Assignee").


                             W I T N E S S E T H :
                             - - - - - - - - - -

         WHEREAS, by Amended and Restated Lease and Settlement Agreement (the "Lease"), dated December 17, 1993, by and between San Bruno Park School District, as landlord (the "Landlord") and Assignor, as tenant (which Lease is attached as Exhibit A hereto). Assignor leased certain real property, together with the improvements thereon (together the "Premises") located in the City of San Bruno, County of San Mateo, State of California (and commonly known as the "Engvall School Site"), on which Assignor now operates a driving range and related facilities under the name "San Bruno School District Golf Center".

         WHEREAS, Assignor desires to assign to Assignee its entire interest as tenant under the Lease and Assignee desires to accept such assignment and assume Assignor's obligations under the Lease on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of TEN ($10.00) DOLLARS, the terms and conditions set forth herein, and other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the foregoing and as follows:

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         1. Assignment and Assumption. Assignor assigns, sets over and transfers to Assignee all right, title and interest of Assignor in and to the Premises and the Lease and, Assignee assumes and agrees to perform any and all of the obligations to be performed by the tenant under the Lease, (as if Assignee executed the Lease originally as tenant thereunder). Assignee further agrees to be bound by and fully responsible for all of the covenants, agreements, terms, provisions, and conditions of Assignor under the Lease. At the closing, Assignor shall deliver possession of the Premises to Assignee, free of all tenancies or rights of possession other than those subleases set forth on Exhibit B hereto (the "Subleases").

         2. Bill of Sale. Assignor does hereby sell, assign, transfer and convey to Assignee and Assignee does hereby purchase and acquire from Assignor, all of Assignor's right, title and interest in and to the following property (collectively, the "Property"):

              2.1 all furnishings, fixtures, machinery, equipment, vehicles and personalty attached or appurtenant to and used in connection with the Premises that are owned by Assignor, and all inventories, supplies, sales, marketing and instructional materials of every kind and description owned by Assignor relating to the business conducted at the Premises (the "Business"), wherever located, including without limitation, the items described on Exhibit C attached hereto and made a part hereof but excluding all range balls with the AGC logo appearing thereon, the AGC point of sale system, the Kronos time clock and any personal computers located at the Premises (the "Personal Property");

              2.2 the files, books, notices and other correspondence from any governmental agencies, and other records used, employed or held by Assignor or its affiliates solely in connection with the ownership and/or operation of the Premises or the Business (collectively, the "Records");

              2.3 any consents, authorizations, variances, waivers, licenses, certificates, permits and approvals held by or granted to Assignor solely in connection with the ownership of the Lease or the Business (collectively, the "Permits");

              2.4 the contracts, leases and other agreements relating to the operation of the Business described on Exhibit D attached hereto and made a part hereof (the "Contracts");

              2.5 any manufacturers' and vendors' warranties and guarantees held by Assignor which relate solely to the Lease, the Premises or the Business except to the extent the same relate solely to any Retained Assets or Retained Liabilities (as hereinafter defined) (the "Claims"); and

              2.6 all accounts receivable of Assignor arising solely out of the sale of goods or services rendered at the Premises or otherwise in connection with the Business on or after the Closing Date (as hereinafter defined);

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              2.7 any other properties and assets of every kind and nature, real or personal, tangible or intangible, owned by Assignor relating solely to the Lease, the Premises, or the Business, except to the extent the same relate solely to the Retained Assets or Retained Liabilities.

         3. Assets to be Retained by Assignor. Anything herein to the contrary notwithstanding, Assignor shall not sell, and Assignee shall not acquire, the following assets of Assignor (the "Retained Assets"):

              3.1 any rights of Assignor with respect to insurance policies owned by Assignor or for which Assignor is the named insured;

              3.2 all cash, funds in bank accounts and cash equivalents existing as of the Closing Date; and

              3.3 any patents, trademarks, trademark registrations, copyrights, copyright registrations, trade names and all registrations thereof and all applications for any of the foregoing, whether issued or pending, if any, and all goodwill associated with any of the foregoing (the "Intangible Assets").

         4. Assumption of Certain Liabilities. Assignee hereby assumes and agrees to pay and discharge when due all liabilities and obligations of Assignor under the Lease, the Subleases and the Contracts to the extent the same arise from and after the Closing Date (the "Assumed Liabilities"). Assignor shall retain, and Assignee shall not assume, perform, discharge or pay, and shall not be responsible for, any and all liabilities or obligations of any nature whatsoever in connection with or relating to the Lease, the Premises, the Business or the Property, Assignor or any predecessor owner of the Lease, the Premises, the Business or the Property other than the Assumed Liabilities (collectively, the "Retained Liabilities").

         5. Consideration.

              5.1 In consideration for the assignment of the Lease and the purchase of the Property , Assignee shall:

                   5.1.1 pay to Assignor on the Closing Date the sum of $2,400,000.00, subject to adjustment as hereinafter provided, payable in cash, by certified or bank check or by the wire transfer of funds; and

                   5.1.2. assume the Assumed Liabilities.

                   5.1.3. pay to Assignor with respect to each Operating Year (defined below), (i) an amount equal to twenty-five percent (25%) of the portion of Net Operating Income (defined below) from subleases at the Engvall School Site in excess of $406,076.00 and (ii) twenty-five percent (25%) of any Termination Fee (defined below) paid to Assignee by the San Bruno School District or a third party during the Operating Period (defined below). As used herein, the term "Termination Fee" means any fee or similar compensation paid to Assignee in

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connection with the termination or purchase of all or a portion of Assignee's interest in the Lease where such termination or purchase relates to the planned future development of the portion of the Engvall School Site that is not used as a golf driving range. As used herein, the term "Operating Year" means each annual period commencing on the Closing Date and ending on the day immediately preceding the third anniversary of the Closing Date. "Operating Period" means the three year period commencing on the Closing Date and ending on the day immediately preceding the third anniversary of the Closing Date. As used herein, the term "Net Operating Income" means all rent and other payments made by subtenants under all subleases less normal and customary operating expenses (excluding capital expenses) incurred by Assignee with respect to the subleased premises. Payments under Subsection (i) above shall be made to AGC with thirty
(30) days after the end of each Operating Year. Payments to AGC under subsection (ii) above shall be made concurrently with the receipt of payment by Assignee. In order to monitor Assignee's obligations to Assignor pursuant to this Paragraph 5.1.3., Assignee shall submit to AGC, within thirty (30) days after the end of each Operating Year, a statement signed by Assignee showing in reasonable detail the amount of sublease income received by Assignee in such Operating Year and the expenses incurred by Assignee with respect to such subleases. Assignor shall have the right, upon reasonable prior notice to Assignee, to examine Assignee's records relating to the foregoing and to verify the accuracy of all statements delivered to Assignor. At Assignor's request, Assignee shall provide Assignor with any additional information necessary to establish the amounts payable to Assignor hereunder.

         6. Closing; Adjustments.

              6.1 The closing of the transactions provided for in this Agreement shall take place simultaneously with the execution and delivery of this Agreement (the "Closing"). (The actual date of the Closing shall be referred to herein as the "Closing Date").

              6.2 The parties hereto agree that (i) all compensation payable to Landlord under the Lease and all other operating expenses of Assignor relating to the Premises or the Business (i.e., cost of goods sold, advertising, collections, fees, hired services, insurance, miscellaneous expenses, postage, repairs and maintenance, supplies, taxes, utilities, but specifically not including wages and interest on indebtedness, professional fees and expenses, travel and lodging or depreciation), and (ii) all income of Assignor derived from Assignor's operation of the Business or relating to the Premises, including accounts receivable and rent and other charges under the Subleases, shall be apportioned between Assignor and Assignee as of the Closing Date based on the portion of each such expense or revenue attributable to the period falling on or before the Closing Date on the one hand, which Assignor shall bear the responsibility and benefit of, and the portion of each such expense or revenue attributable to the period falling after the Closing Date, on the other hand, which Assignees shall bear the responsibility and benefit of (the "Adjustment"). The net Adjustment will be paid by the party owing the same to the other in cash or by certified or official bank check or wire transfer. The expenses and liabilities for which Assignor shall be liable pursuant to this Section shall be included within the meaning of the term "Retained Liabilities".

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              6.3 To the extent that any of the prorations made pursuant to this Article are based upon estimates of payments to be made and/or expenses to be incurred by Assignees subsequent to the Closing Date, or either party discovers any errors in or omissions in respect of the Adjustment, Assignor and Assignees agree to adjust such prorations promptly upon receipt by Assignor or Assignee, as the case may be, of such payments or of bills or other documentation setting forth the actual amount of such expenses.

              6.4 Assignor and Assignee shall maintain and make available to each other any books or records necessary for the adjustment of any item pursuant to this Article. The provisions of this Article shall survive the Closing.

         7. Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee as follows:

              7.1 Organization; Power and Authority. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

              7.2 Due Authorization and Execution; Effect of Agreement. The execution, delivery and performance by Assignor of this Agreement and the consummation by Assignor of the transactions contemplated hereby have been duly authorized by all necessary corporate action required to be taken on the part of the Assignor. This Agreement has been duly and validly executed and delivered by Assignor and constitutes the valid and binding obligation of Assignor, enforceable in accordance with its terms. The execution, delivery and performance by Assignor of this Agreement and the consummation by Assignor of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of any law, rule or regulation to which Assignor is subject; (b) violate any order, judgment or decree applicable to Assignor; or (c) conflict with or result in a breach of or a default under any term or condition of Assignor's Certificate of Incorporation or By-laws or any term or condition of any agreement or other instrument to which Assignor is a party or by which it or its assets may be bound, except in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

              7.3 Consents. No consent, approval or authorization of, exemption by, or filing with, any governmental or regulatory authority or any third party is required in connection with the execution, delivery and performance by Assignor of this Agreement, except for consents, approvals, authorizations, exemptions and filings, if any, which have been obtained.

              7.4 Compliance with Applicable Laws. To Assignor's actual knowledge, (i) Assignor is not engaging in any activity or omitting to take any action as a result of which Assignor is in violation of any law, rule, regulation, ordinance, statute, order, injunction or decree, or any other requirement of any court or governmental or administrative body or agency, applicable to the Premises or the Business, and (ii) neither the execution and delivery by Assignor

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of this Agreement or of any of the other agreements and instruments to be executed and delivered by it pursuant hereto, nor the performance by Assignor of its obligations hereunder or thereunder nor the consummation of the transactions contemplated hereby or thereby will result in any such violation. To Assignor's actual knowledge, Assignor is in compliance with all material requirements imposed in writing by any insurance carrier of Assignor to the extent such carrier is an insurer or indemnitor of the Premises. Assignor has not received any notice that the Lease is in violation of any law, municipal ordinance, orders or requirements issued by any building department or other governmental agency or subdivision having jurisdiction.

              7.5 Permits. All Permits required by any federal, state, or local law, rule or regulation and necessary for the operation of the Premises and the Business as currently being conducted have been obtained and are currently in effect. To Assignor's actual knowledge, no registrations, filings, applications, notices, transfers, consents, approvals, orders, qualifications, waivers or other actions of any kind are required by virtue of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (a) to avoid the loss of any Permit or the violation of any law, regulation, order or other requirement of law, or (b) to enable Assignee to continue the operation of the Business and Premises as presently conducted after the Closing. To Assignor's actual knowledge, the current use and occupation of any portion of the Premises does not violate any of, and, where applicable, is in material compliance with, the Permits, any applicable deed restrictions or other covenants, restrictions or agreements including without limitation, any of the Permitted Exceptions, site plan approvals, zoning or subdivision regulations or urban redevelopment plans applicable to the Premises.

              7.6 The Lease. Attached hereto as Exhibit A is a true and correct copy of the Lease. The Lease is in full force and effect, has not been modified or amended in any way except as stated above and, to Assignor's actual knowledge, Landlord is not in default, or sent any notice of default, in respect of the Lease. Assignor is not in default, and has not received any notice of default, in respect of the Lease. To Assignor's actual knowledge, no event has occurred or circumstance exists which, with the giving of notice or the passage of time, or both, would constitute a default under the Lease. The Landlord has not notified Assignor that the Landlord has exercised any right or option, or stated its intent, to terminate or cancel the Lease. Assignor has not exercised any right or option, or stated its interest, to terminate or cancel the Lease. Assignor has not assigned, transferred or conveyed the Lease or any interest therein, or granted any right or option with respect thereto, to any party other than Assignee. The expiration date of the Lease, assuming all options to extend the Lease are timely exercised, is December 31, 2013.

              7.7 The Subleases. Attached hereto as Exhibit B are true and correct copies of the Subleases. Each of the Subleases are in full force and effect, has not been modified or amended in any way and, to Assignor's actual knowledge, none of the Subleasees are in default, or sent any notice of default under their respective Sublease. Assignor is not in default and has not received any notice of default under any Sublease. To Assignor's actual knowledge, no event has occurred or circumstances exist which, with the giving of notice or the passage of time, or both, would constitute a default under any of the Subleases. None of the Subleasees have notified Assignor that it has exercised any right or option, or stated its intent, to terminate or cancel its respective Sublease. Assignor has not exercised any right or option, or stated its intent, to

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terminate or cancel any of the Subleases. Assignor has not assigned, transferred or conveyed any of the Subleases or any interest therein, or granted any right or option with respect thereto, to any party other than Assignee. The expiration date of each of the Subleases is listed on Exhibit B hereto.

              7.8 Personal Property. Exhibits C sets forth a complete list of all Personal Property currently used by Assignor in the operation of the Business.

              7.9 Title to the Lease and Property. The Lease and the Property are free and clear of any and all liens, charges, encumbrances, mortgages, pledges, security interests, easements, agreements and other interests and adverse claims (collectively, "Encumbrances"), other than the matters set forth in Exhibit E attached hereto and made a part hereof (the "Permitted Exceptions").

              7.10 Contracts. Except for the Lease, the Subleases and the Contracts (as defined in Section 2.4 and listed on Exhibits D), Assignor is not a party to any leases, contracts, orders or agreements relating to the Premises, the Property or the Business (written or otherwise) that will survive the Closing.

              7.11 Condition of the Improvements. To Assignor's actual knowledge, (i) there are no material structural or mechanical defects in the Improvements, and (ii) there are no leaks in any roof on any Improvement.

              7.12 As-is-Conveyance. Except as set forth in Section 7.9 above, the Personal Property shall be conveyed in its "AS IS AND WITH ALL FAULTS CONDITION," without warranty, express or implied, of any kind whatsoever (including, without limitation, without any warranty of merchantibility).

              7.13 Environmental Matters.

                   7.13.1 As used in this Agreement "Hazardous Material" shall mean: (i) any "hazardous substance" as now defined pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ' 9601(33); (ii) any "pollutant or contaminant" as defined in 42 U.S.C. ' 9601(33); (iii) any material now defined as "hazardous waste" pursuant to 40 C.F.R. Part 261; (iv) any petroleum, including crude oil and any fraction thereof; (v) natural or synthetic gas usable for fuel; (vi) any "hazardous chemical" as defined pursuant to 29 C.F.R. Part 1910; (vii) any asbestos, asbestos containing material, polychlorinated biphenyl ("PCB"), or isomer of dioxin, or any material or thing containing or composed of such substance or substances; and (viii) any other pollutant, contaminant, chemical, or industrial or hazardous, toxic or dangerous waste, substance or material, defined or regulated as such in any Environmental Law (as hereinafter defined).

                   7.13.2 To the actual knowledge of Assignor, there is no Hazardous Material at, under or on the Premises in violation of any Environmental Law and there is no ambient air, surface water, groundwater or land contamination within, under, originating from or relating to the Premises in violation of any Environmental Law. Assignor has not, and has not

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caused to be, manufactured, processed, distributed, used, treated, stored, disposed of, transported or handled any Hazardous Material at, on or under the Premises in violation of any Environmental Law.

                   7.13.3 To the actual knowledge of Assignor, Assignor has no obligation or liability imposed or based upon any provision (i) under any foreign, federal, state or local law, rule, or regulation or common law, or
(ii) under any code, order, decree, judgment or injunction applicable to Assignor or the Premises or (iii) under any notice, or request for information issued, promulgated, approved or entered under the items listed in clause (ii) above, or (iv) under the common law, relating to public health or safety, worker health or safety, or pollution of, damage to or protection of the environment, (including without limitation, laws relating to emissions, discharges, releases or threatened releases of Hazardous Material into the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface)), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, generation, disposal, transport or handling of Hazardous Material (hereinafter collectively referred to as "Environmental Laws").

                   7.13.4 Assignor has not been subject to any civil, criminal or administrative action, suit, claim, hearing, notice of violation, investigation (to Assignor's actual knowledge), inquiry or proceeding for failure to comply with, or received notice of any violation or potential liability under the Environmental Laws in respect of the Premises.

                   7.13.5 To the actual knowledge of Assignor, the Premises is not (a) listed or proposed for listing on the National Priority List or (b) listed on the Comprehensive Environmental Response, Compensation, Liability Information System List ("CERCLIS") promulgated pursuant to CERCLA, 42 U.S.C. ' 9601(9), or any comparable list maintained by any foreign, state or local government authority.

                   7.13.6 To the actual knowledge of Assignor, there are no underground storage tanks at the Premises and Assignor further warrants and represents that, to Assignor's actual knowledge, any prior use and operation of underground storage tanks has been in compliance with all Environmental Laws.

              7.14 Tax Proceedings. There are no proceedings pending regarding the reduction of real estate taxes or assessments in respect of the Premises.

              7.15 Utilities. All water, storm and sanitary sewer, gas, electric, and telephone (i) adequately service the Premises, and (ii) enter the Premises through lands as to which valid public or private easements exist that will inure to the benefit of Assignee. The cost of installation of such utilities has been fully paid.

              7.16 Access. To Assignor's actual knowledge, there are no (i) federal, state, county, municipal or other governmental plans to change the highway or road system in the vicinity of the Premises which could materially restrict or change access from any such highway or

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road to the Premises, or (ii) pending or threatened condemnation or eminent domain proceedings relating to or affecting the Premises.

              7.17 Insurance Requirements. To Assignor's actual knowledge, all requirements or recommendations by any insurer or by any board of fire underwriters or similar body in respect of the Premises have been satisfied.

              7.18 Litigation. There is no action or proceeding (zoning or otherwise) or governmental investigation pending, or, to Assignor's actual knowledge, threatened against, or relating to, Assignor (insofar as it relates to the Lease, the Premises, or the Business), the Lease, the Premises, the Business or the transactions contemplated by this Agreement, nor, to Assignor's actual knowledge, is there any basis for any such action, proceeding or investigation.

              7.19 Assessments. There are no special or other assessments for public improvements or otherwise now affecting the Premises nor does Assignor know of (a) any pending or threatened special assessments affecting the Premises or (b) any contemplated improvements affecting the Premises that may result in special assessments affecting the Premises.

              7.20 Employee Agreements. There are no union or employment contracts or agreements (written or oral) involving employees of Assignor or its affiliates affecting the Premises or the Business which will survive the Closing. All employees of Assignor employed to work at the Premises will have been terminated as of the Closing Date.

              7.21 Work at the Premises. No services, material or work have been supplied to the Premises for which payment has not been made in full.

              7.22 Financial Condition. Assignor has delivered to Assignee true and correct copies of: (i) audited financial statements consisting of balance sheets and income statements of Assignor as of December 31, 1995 and December 31, 1996 for the Business; and (ii) monthly internal reports for the months of January and February and the period from March 1, 1997 through the date hereof. Each balance sheet presents fairly the financial condition, assets and liabilities of Assignor with respect to the Business as of its date; each statement of income presents fairly the results of operations of Assignor for the period indicated. The financial statements referred to in this Section are in accordance with the books and records of Assignor. Since December 31, 1996:
(a) there has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities or future prospects of Assignor, the Premises, the Property or Business; (b) the Business has been conducted in all respects only in the ordinary course; and (c) Assignor has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

              7.23 Full Disclosure. To the best knowledge of Assignor, none of the information supplied by Assignor herein or in the exhibits hereto contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or necessary in order to make the statements herein, in light of the circumstances under which they are made, not misleading.

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              As used in this Agreement, the term "Assignor's actual knowledge"
means the actual knowledge of David Pillsbury, who is the Regional Operating Executive of Assignor for the Northwest United States, and Joseph L. Guerra, the Executive Vice President of Assignor.

         8. Representations and Warranties of Assignee. The Assignee hereby represents and warrants to Assignor as follows:

              8.1 Organization; Power and Authority. The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

              8.2 Due Authorization and Execution; Effect of Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by Assignee of the transactions contemplated hereby have been duly authorized by all necessary corporate action required to be taken on the part of Assignee. This Agreement has been duly and validly executed and delivered by Assignee and constitutes the valid and binding obligation of Assignee, enforceable in accordance with its terms. The execution, delivery and performance by Assignee of this Agreement and the consummation by Assignee of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of any law, rule or regulation to which Assignee is subject; (b) violate any order, judgment or decree applicable to Assignee; or (c) conflict with or result in a breach of or a default under any term or condition of Assignee's Certificate of Incorporation or By-Laws or any agreement or other instrument to which such Assignee is a party or by which it or its assets may be bound, except in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

         9. Survival. The representations and warranties of the parties made in Articles 7 and 8 shall survive until the second anniversary of the Closing Date except for Section 7.13 which shall survive until the expiration of the statute of limitations applicable to claims that may be asserted against Assignee, the Premises or the Business in respect of the matters covered thereby.

         10. Further Assurances. At any time and from time to time after the date hereof, either party shall, at the request of the other party, execute and deliver any further instruments or documents and take all such further action as the requesting party may reasonably request in order to transfer into the name of Assignee the Lease and any and all Property contemplated to be sold pursuant to this Agreement and to further consummate the transactions contemplated by this Agreement. This Article shall survive the Closing.

         11. Brokers. Assignor and Assignees warrant and represent to each other that they dealt with no broker, finder or similar agent or party who or which might be entitled to a commission or compensation on account of introducing the parties, the negotiation or execution of this Agreement and/or the closing of the transaction provided for herein. Assignees and Assignor hereby respectively agree to indemnify and hold harmless the other party from and against all loss,

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liability, damage and expense (including, without limitation, attorneys' fees)
imposed upon or incurred by the other party by reason of any claim for commissions or other compensation for bringing about this transaction by any broker, finder or similar agent. The provisions of this Article shall survive the Closing or any termination of this Agreement.

         12. Costs and Fees.

              12.1 Assignor shall pay (a) the costs and expenses incurred in connection with the preparation of the audited financial statements referred to in Section 7.22 hereof, and (b) transfer or conveyancing taxes, if any.

              12.2 Assignee shall pay for (a) the examination of title, (b) the policy of title insurance for Assignee, (c) an ASTM Phase I environmental survey of the Premises, and (d) all other costs and expenses incurred by Assignee in conducting its due diligence of the Premises.

              12.3 Each party shall pay for its own legal costs and expenses. Any other costs expressly provided for elsewhere in this Agreement shall be divided and borne in accordance with the usual practices in the jurisdiction where the Premises is located.

              12.4 The provisions of this Article shall survive the Closing.

         13. Indemnification.

              13.1 Subject to the further provisions of this Article, Assignor shall protect, defend, hold harmless and indemnify Assignee, its officers, directors, shareholders, employees, agents and affiliates, and their respective successors and assigns, from, against and in respect of any and all losses, liabilities, deficiencies, penalties, fines, costs, damages and expenses whatsoever (including without limitation, reasonable professional fees and costs of investigation, litigation, settlement, and judgment and interest) ("Losses") that may be suffered or incurred by any of them arising from or by reason of (i) any Retained Liability or other liability or obligation of Assignor which is not an Assumed Liability; and (ii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 13.1.

              13.2 Subject to the further provisions of this Article, Assignee shall protect, defend, hold harmless and indemnify Assignor, its officers, directors, shareholders, employees, agents and affiliates and their respective successors and assigns from, against and in respect of any and all Losses that may be suffered or incurred by any of them arising from or by reason of (i) any of the Assumed Liabilities on and after the date hereof, and (ii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 13.2.

              13.3 Whenever a party hereto (such party and each of its affiliates which is entitled to indemnification pursuant to any provision of this Agreement, an "Indemnified Party") shall learn after the Closing of a claim that, if allowed (whether voluntarily or by judicial or quasi-judicial tribunal or agency), would give rise to an obligation of another party (the "Indemnifying Party") to indemnify the Indemnified Party under any provision of this Agreement, before paying the same or agreeing thereto, the Indemnified Party shall promptly notify the Indemnifying Party in writing of all such facts within the Indemnified Party's knowledge with respect to such claim and the amount thereof (a "Notice of Claim"). If, prior to the expiration of thirty
(30) days from the mailing of a Notice of Claim, the Indemnifying Party shall request, in writing, that such claim not be paid, the Indemnified Party shall not pay the same, provided the Indemnifying Party proceeds promptly, at its or their own expense (including employment of counsel reasonably satisfactory to the Indemnified Party), to settle, compromise or litigate, in good faith, such claim. After notice from the Indemnifying Party requesting the Indemnified Party not to pay such claim and the Indemnifying Party's assumption of the defense of such claim at its or their expense, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expense subsequently incurred by the Indemnified Party in connection with the defense thereof. However, the Indemnified Party shall have the right to participate at its expense and with counsel of its choice in such settlement, compromise or litigation. The Indemnified Party shall not be required to refrain from paying any claim which has matured by a court judgment or decree, unless an appeal is duly taken therefrom and execution thereof has been stayed, nor shall the Indemnified Party be required to refrain from paying any claim where the delay in paying such claim would result in the foreclosure of a lien upon any of the property or assets then held by the Indemnified Party. The failure to provide a timely Notice of Claim as provided in this Section 13.3 shall not excuse the Indemnifying Party from its or their continuing obligations hereunder; however, the Indemnified Party's claim shall be reduced by any damages to the Indemnifying Party resulting from the Indemnified Party's delay or failure to provide a Notice of Claim as provided in this Section 13.3.

              13.4 For purposes of this Article, any assertion of fact and/or law by a third party that, if true, would constitute a breach of a representation or warranty made by a party to this Agreement or make operational an indemnification obligation hereunder, shall, on the date that such assertion is made, immediately invoke the Indemnifying Party's obligation to protect, defend, hold harmless and indemnify the Indemnified Party pursuant to this Article.

         14. Bulk Sales. The parties agree to waive the requirements, if any, of all applicable bulk sales laws. As an inducement to Assignee to enter into such waiver, Assignor represents and warrants that (a) it will not be rendered insolvent by the transactions contemplated by this Agreement, and (b) all debts, obligations and liabilities relating to the Premises and Business that are not expressly assumed by Assignee under this Agreement will be promptly paid and discharged by Assignor as and when they become due. Assignor agrees to indemnify and hold Assignee harmless from, and reimburse Assignee for, any loss, cost, expense, liability or damage which Assignee may suffer or incur by virtue of the noncompliance by Assignor with any law pertaining to fraudulent conveyance, bulk sales or any similar law which makes the sale or transfer of any part of the Property or Lease ineffective as to creditors of or claimants against Assignor.

         15. Notices. All notices, demands, requests, consents or other communications ("Notices") which either party may desire or be required to give to the other hereunder shall be in writing and shall be delivered by hand, overnight express carrier, or sent by registered or certified mail, return receipt requested, postage prepaid, in either event, addressed to the parties at their respective addresses first above set forth. A copy of any Notice given by Assignor to the Assignee shall simultaneously be given in either manner provided above to the General Counsel of Assignee. A copy of any Notice given by the Assignees to Assignor shall simultaneously be given in either manner provided above to the General Counsel of Assignor. Notices given in the manner aforesaid shall be deemed to have been given three (3) business days after the day so mailed, the day after delivery to any overnight express carrier and on the day so delivered by hand. Either party shall have the right to change its address(es) for the receipt of Notices by giving Notice to the other party in either manner aforesaid. Any Notice required or permitted to be given by either party may be given by that party's attorney.

         16. Miscellaneous.

              16.1 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

              16.2 This Agreement shall be governed by, interpreted under and construed and enforced in accordance with, the laws of the State of California.

              16.3 The captions or article headings in this Agreement are for convenience only and do not constitute part of this Agreement.

              16.4 This Agreement has been fully negotiated by the parties and rules of construction construing ambiguities against the party responsible for drafting agreements shall not apply.

              16.5 It is agreed that, except where otherwise expressly provided in particular Articles or Sections of this Agreement, none of the provisions of this Agreement shall survive the Closing.

              16.6 This Agreement (including the Exhibits annexed hereto) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto.

              16.7 This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

              16.8 No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of the time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

              16.9 This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same original.

              16.10 Either party may cause this Agreement to be recorded in the appropriate public office.

              16.11 In the event of any action for breach of, to enforce the provisions of, or otherwise involving this Agreement, the court in such action shall award a reasonable sum as attorneys' fees to the party who, in light of the issues litigated and the court's decisions on those issues, was more successful in the action The more successful party shall not necessarily be the party who recovers a judgment in the action.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                       AMERICAN GOLF CORPORATION


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       SAN BRUNO FAMILY
                                       GOLF CENTERS, INC.


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                        INDEX OF EXHIBITS AND SCHEDULES



EXHIBIT A         LEASE

EXHIBIT B         SUBLEASES

EXHIBIT C         PERSONAL PROPERTY

EXHIBIT D         CONTRACTS

EXHIBIT E         PERMITTED EXCEPTIONS